PPG INDUSTRIES, INC.

					   POWER OF ATTORNEY

	Know all men
by
these presents, that the undersigned hereby constitutes and appoints each of James C. Diggs, Keith L. Belknap, Jr., and Thomas L. Butera, signing singly, the undersigned's true and lawful attorney-in-fact, to:


	(1)
execute for and on behalf of the undersigned, in the undersigned's capacity as a director of PPG Industries, Inc. (the
"Company"), any forms required
to be, or which may be, filed with the
Securities and Exchange Commission,
Washington, D.C., in accordance with
Section 16(a) of the Securities
Exchange Act of 1934 and the rules
thereunder;

	(2) do and perform any
and all acts for and on behalf
of the undersigned which may be necessary or desirable to complete and execute any such forms and timely file such forms with the United States
Securities and Exchange Commission and stock exchange or similar authority; and

	(3) take any other action of any
type whatsoever
in connection with the foregoing which, in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally required by, the undersigned, it being  understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

	The undersigned hereby grants
to each
such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

	This
Power of Attorney shall
remain in full force and effect until the undersigned is no longer required to file any forms with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused
this Power of Attorney to be executed as of this 15th day of February,
2006.

						 /s/ Victoria F. Haynes

						VICTORIA F. HAYNES